Exhibit 10.12

EIGHTH ADDENDUM

TO THE RESEARCH AND LICENSE AGREEMENT

This Eighth Addendum to Research and License Agreement (the “Eighth Addendum”) is made by and between The Technion Research & Development Foundation Ltd. (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Licensee” or “Eloxx”).

Whereas, TRDF and Eloxx are parties to a Research and License Agreement with an effective date of August 29, 2013 (the “License Agreement”), as amended on November 26, 2013, January 14, 2014, June 9, 2014, August 3, 2014, January 21, 2015, February 9, 2015, April 29”, 2015, June 2, 2015, January 1, 2016 and March 6, 2016 (collectively, the “Agreement”); and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and to further amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Eighth Addendum shall have the meanings assigned thereto in the Agreement.

2.	Exhibit A to the Agreement shall be updated to include those patents and patent applications described in Exhibit A attached hereto.

3.	Except as added herein, all other terms and conditions of the Agreement shall remain in full force and effect, as relevant to this Eighth Addendum.

4.	This Eighth Addendum may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this First Addendum.

ELOXX PHARMACEUTICALS LTD.		THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Silvia Norman	By:	/s/ Rita Bruckstein
Name:	Silvia Norman	Name:	Rita Bruckstein
Title:	CEO	Title:	Research Authority Director
Date:	7/16/2017	Date:	7/12/2017

Exhibit A

Additional Patents and Patent Applications

AMINOGLYCOSIDE DERIVATIVES AND USES THEREOF IN TREATING GENETIC DISORDERS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Next Action	Status	Assignee Inventor
Ref 70047	USA PRO			05-June-2017 62/515,021		Foreign Filing Due 05-June-2018	Filed	Eloxx Pharmaceuticals Ltd. Timor BAASOV, Vera FIRZON, Valery BELAKHOV and Bat-Hen ZALMAN